Consolidated Balance Sheets (Parenthetical) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Convertible preferred stock, dividend rate	6.25%	6.25%
Preferred stock, shares issued	2,600,000	2,600,000
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares authorized	100,000,000	100,000,000
Common stock, shares issued	44,300,000	43,800,000